UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2023

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, 180 Life Sciences Corp.’s (the “Company’s”, “we” and “our”) HMGB1 program was formed in connection with the entry into an exclusive global licensing agreement with Oxford University Innovation Limited (“Oxford”) for the development and commercialization of HMGB1, a regenerative molecule for promoting liver repair and regeneration, in November 2021 (the “License”). At the time, a physiological pathway, activated by the molecule HMGB1, had been shown to lead to regeneration of tissues by targeting endogenous stem and progenitor cells. However, after close to two years of research, it was found that the molecular interactions were much more complex than initially envisioned and have remained unresolved. Hence, we have been unable to progress this research to a point of identifying a lead molecule to proceed with scaling up and Good Manufacturing Practice (GMP) production, as well as safety and toxicity testing.

Due to the ongoing costs of this research program and the need for the Company to focus its resources on the Company’s primary platform to treat fibrosis using anti-TNF (tumor necrosis factor), the Board of Directors of the Company elected to terminate the Company’s HMGB1 license agreement with Oxford on September 22, 2023, and on September 22, 2023, the Company and Oxford entered into a termination letter, formally terminating the License effective September 22, 2023. The termination letter also clarified amounts that we owed after termination of the License, including approximately $20,000 in unbilled fees. No material early termination penalties were incurred by the Company in connection with the termination of the license.

The foregoing summary of the termination letter is not complete and is qualified in its entirety by reference to the full text of the termination letter filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	Termination Letter (Oxford License) September 22, 2023
104	Cover page interactive data file (embedded with the inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

180 LIFE SCIENCES CORP.

Date: September 28, 2023	By:	/s/ James N. Woody, M.D., Ph.D.
James N. Woody, M.D., Ph.D.
Chief Executive Officer

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